UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

CRYPTYDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

200 9th Avenue North, Suite 220 Safety Harbor, Florida	34695
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 980-2818

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TYDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Cryptyde, Inc. (NASDAQ:TYDE) (“Cryptyde”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on October 5, 2022 (the “Original Report”) to report that Cryptyde had closed on the acquisition of 100% of the issued and outstanding membership interests of the Forever 8 Fund, LLC (“Forever 8”) (including all rights and benefits associated with such membership interests, the “Membership Interests”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Forever 8 and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Forever 8 acquisition and related transactions. These financial statements and information are filed as Exhibits 99.1, 99.2, and 99.3.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

1.	The audited consolidated financial statements of Forever 8 Fund, LLC as of December 31, 2021 and 2020 and for the years then ended, together with the notes thereto, are incorporated herein by reference and filed as Exhibit 99.1 hereto.

2.	The unaudited condensed consolidated financial statements of Forever 8 Fund, LLC as of June 30, 2022 and December 31, 2021 and for the six months ended June 30, 2022 and 2021, together with the notes thereto, are incorporated herein by reference and filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

1.	The unaudited pro forma combined financial statements as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021, are incorporated herein by reference and filed as Exhibit 99.3 hereto.

(c) Exhibits.

Exhibit No.	Description of Document

23.1	Consent of Fruci & Associates II, PLLC

99.1	Audited financial statements of Forever 8 Fund, LLC as of and for the years ended December 31, 2021 and 2020.

99.2	Unaudited condensed statement of operations of Forever 8 Fund, LLC as of June 30, 2022 and December 31, 2021 and for the six months ended June 30, 2022 and 2021.

99.3	The unaudited pro forma combined financial statements as of June 30, 2022 and for the six months ended June 30, 2022 and for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 14, 2022

Cryptyde, Inc.

		By:	/s/ Brian McFadden
		Name:	Brian McFadden
		Title:	Chief Executive Officer and President